UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2010

                           JACKSONVILLE BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      000-49792               33-1002258
-----------------------------      ---------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                    62650
-----------------------------------------------              ------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     By a press release dated March 15, 2010, Jacksonville Bancorp, Inc. announced the filing of a Registration Statement on Form S-1.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         No financial statements of businesses acquired are required.

(b)         No pro forma financial information is required.

(c)         Not applicable.

(d)         99.1     Press release dated March 15, 2010 announcing the filing of a Registration Statement on Form S-1.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           JACKSONVILLE BANCORP, INC.


DATE:  March 15, 2010                  By: /s/ Richard A. Foss
                                           ---------------------------------
                                           Richard A. Foss
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1 Press release dated March 15, 2010 announcing the filing of a Registration Statement on Form S-1.